EXHIBIT 32.1



                   CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
                     RULE 15d-14(b) AND 18 U.S.C. SEC.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with  the  annual  report of Environmental Safeguards, Inc. (the
"Company") on Form 10-KSB for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James S. Percell, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Sec.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March  29,  2004             By:      /s/  James  S.  Percell
                                             James  S.  Percell
                                             Chief  Executive  Officer